EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Veritas DGC Inc. (the “Company”) for the period ended October 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Thierry Pilenko, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.     The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.     The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods presented as required by such report.

December 6, 2006

/s/ THIERRY PILENKO
Thierry Pilenko
Chief Executive Officer

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.